Exhibit 99.3

                          SHELBOURNE PROPERTIES I, L.P.

                       PARTNERSHIP UNIT DESIGNATION OF THE
                       CLASS A PREFERRED PARTNERSHIP UNITS

                     5% CLASS A PREFERRED PARTNERSHIP UNITS
                    (LIQUIDATION PREFERENCE $1,000 PER UNIT)


         Shelbourne Properties I, L.P., a Delaware limited partnership (the "Partnership"), hereby certifies as follows:

         FIRST: Under a power contained in Section 4.2 of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of April 16, 2001 (as amended from time to time, the "Partnership Agreement"), Shelbourne Properties I GP, Inc., a Delaware corporation (the "General Partner"), as the general partner of the Partnership, by a resolution of the Board of Directors of the General Partner, dated February 14, 2002, classified and designated 812.674 units as Class A Preferred Partnership Units, liquidation preference $1,000 per unit, with the following preferences, voting powers, restrictions, limitations as to distributions, qualifications, terms and conditions of redemption and other rights. This Partnership Unit Designation shall be attached, made an exhibit to, and made a part of, the Partnership Agreement and shall be deemed for all purposes an amendment of the Partnership Agreement.

         Section 1. Number and Units of Designation. A class of Partnership Preferred Units shall be designated as "5% Class A Preferred Partnership Units, liquidation preference $1,000 per unit" (the "Class A Preferred Units"), and
812.674 shall be the total number of Partnership Preferred Units constituting such class. The Class A Preferred Units shall be limited partnership interests in the Partnership.

         Section 2. Definitions. For purposed of the Class A Preferred Units, terms defined in the Partnership Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Partnership Agreement and the following terms shall have the meanings indicated:

         "Affirmative Vote" shall have the meaning set forth in Section 10 hereof.

         "Capital Interests" shall mean any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all units or interests, participations (however designated) or other equivalents of a partnership and any and all equivalent ownership interests in a Person (other than a partnership or a corporation) and any and all warrants or options to purchase any of the foregoing.

         "Class A Preferred Units" shall have the meaning set forth in Section 1 hereof.

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         "Common Shares" shall mean the common shares, par value $.01 per share
(or any equivalent thereof), of Shelbourne Properties I, Inc.

         "Distribution Nonpayment Event" shall have the meaning set forth in paragraph (a) of Section 12.

         "Distribution Payment Date" shall mean the first calendar day of January, April, July and October, in each year, commencing with the first of such calendar months occurring after the Issue Date; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution due on such Distribution Payment Date shall be paid on the first Business Day immediately following such Distribution Payment Date.

         "Distribution Payment Record Date" shall have the meaning set forth in paragraph (b) of Section 3 hereof.

         "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year (other than the initial Distribution Period, which shall commence on the Issue Date) and ending on and including the day preceding the first day of the next succeeding Distribution Period.

         "Distribution Rate" shall mean 5% per annum.

         "Fundamental Change" shall have the meaning set forth in paragraph (b) of Section 10 hereof.

         "General Partner" shall have the meaning set forth in the First paragraph of this Partnership Unit Designation.

         "Governing Documents" as to any Person, shall mean its articles or certificate of incorporation and by-laws, its partnership agreement, its certificate of formation and operating agreement, and/or the other organizational or governing documents of such Person.

         "Holder" shall have the meaning set forth in Section 9 hereof.

         "Issue Date" shall mean (i) the date of original issuance of a Class A Preferred Unit when used with reference to the accrual and payment of distributions as to such Class A Preferred Unit pursuant to Section 3 hereof and
(ii) February 14, 2002 for all other purposes under this Partnership Unit Designation.

         "Liquidation Preference" shall have the meaning set forth in paragraph
(a) of Section 4 hereof.

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         "Material Event" shall mean any of the events specified in Section 12, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Note" shall mean the Secured Promissory Note, dated as of the Issue Date, of the Partnership, as borrower, payable to Shelbourne Management LLC, as lender.

         "Parent" shall mean Shelbourne Properties I, Inc.

         "Partnership Agreement" shall have the meaning set forth in the First paragraph of this Partnership Unit Designation.

         "Partnership Common Units" shall mean the "OP Units" as defined in the Partnership Agreement, other than the Series A Preferred Units and any other Units designated as Partnership Preferred Units.

         "Partnership Junior Unit" shall have the meaning set forth in paragraph
(c) of Section 7 hereof.

         "Partnership Parity Unit" shall have the meaning set forth in paragraph
(b) of Section 7 hereof.

         "Partnership Preferred Units" shall mean preferred Units of the Partnership.

         "Partnership Senior Unit" shall have the meaning set forth in paragraph
(a) of Section 7 hereof.

         "Partnership Unit Designation" shall mean this Partnership Unit Designation, as the same may be amended or modified from time to time with the consent of the Holders of the Class A Preferred Units.

         "Permitted Merger" shall mean a merger, consolidation or similar business combination in which Parent shall merge or combine with Shelbourne Properties II, Inc. and/or Shelbourne Properties III, Inc. in connection with which the General Partner is replaced as the general partner of the Partnership by a wholly owned Subsidiary of the merged or combined entity.

         "Purchase Agreement" shall mean the Purchase and Contribution Agreement, dated as of the Issue Date, by and among the Partnership, Parent, Shelbourne Management Company LLC, as the initial Holder of the Series A Preferred Units, and certain other parties.

         "Set apart for payment" shall be deemed to include for all Partnership Units (i) the recording by the Partnership in its accounting ledgers of any accounting or

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bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units, and (ii) placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

         "Unmatured Material Event" means any of the events specified in Section 12, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         Section 3. Distributions.

                  (a) On the Issue Date, the Partnership is distributing to the initial Holder of Class A Preferred Units the Note.

                  (b) Subject to the priority rights of any Partnership Senior Units, the Holders of Class A Preferred Units shall be entitled to receive, on each Distribution Payment Date, distributions payable in cash, in an amount equal to the Distribution Rate of the Liquidation Preference per Class A Preferred Units plus the amount of any distributions payable pursuant to Section 12 hereof. Distributions are cumulative from the most recent Distribution Payment Date on which distributions have been paid (or, with respect to the first distribution, from the Issue Date). Each such distribution shall be payable in arrears, commencing on the first Distribution Payment Date after the Issue Date to the Holders of the Class A Preferred Units, as they appear on the records of the Partnership, at the close of business on the applicable record date, which shall be not more than 30 days preceding the applicable Distribution Payment Date (the "Distribution Payment Record Date"), as shall be fixed by the General Partner. Accrued and unpaid distributions for any past Distribution Periods may be authorized and paid at any time, without reference to any regular Distribution Payment Record Date, to the Holders of the Class A Preferred Units on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the General Partner. The Holders of Class A Preferred Units shall not be entitled to any distributions from the Partnership other than as set forth in Section 3(a) or in this Section 3(b).

                  (c) The amount of distributions payable for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Class A Preferred Units shall be computed on the basis of twelve 30-day months and a 360-day year. Except as provided herein, no interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Class A Preferred Units that may be in arrears.

                  (d) So long as any Class A Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Partnership Parity Units for any period unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Class A Preferred Units for all Distribution Periods terminating on or prior to the most recent Distribution Payment Date

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on such class or series of Partnership Parity Units. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions authorized upon Class A Preferred Units and all distributions authorized upon any other series or class or classes of Partnership Parity Stock shall be authorized and made ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Class A Preferred Units and such Partnership Parity Units.

                  (e) So long as any Class A Preferred Units are outstanding, no distributions (other than distributions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in, or options, warrants or rights to subscribe for or purchase, Partnership Junior Units) shall be authorized and declared or paid or set apart for payment or other distribution authorized or made upon Partnership Junior Units, nor shall any Partnership Junior Units be redeemed, purchased or otherwise acquired (other than redemptions, purchases or other acquisitions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in, or options, warrants or rights to subscribe for or purchase, Partnership Junior Units), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any Partnership Junior Units) by the Partnership (other than payments in order to enable Parent to pay organizational, accounting, legal, administrative and reporting expenses and other fees and expenses in connection with the operations of Parent as a public company and as a real estate investment trust within the meaning of Section 856(a) of the Code), unless in each case (i) the full cumulative distributions on any Partnership Parity Units shall have been paid or set apart for payment for all past Distribution Periods with respect to the Class A Preferred Units and all past distribution periods with respect to such Partnership Parity Units and (ii) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Class A Preferred Units and any Partnership Parity Units.

         Section 4. Liquidation Preference.

                  (a) Subject to the priority rights of the Partnership Senior Units, in the event of any liquidation, dissolution or winding up of the Partnership or the General Partner, whether voluntary or involuntary, notwithstanding the terms of Section 12.2 of the Partnership Agreement, before any payment or distribution of the assets of the Partnership (whether capital or surplus) shall be made to or set apart for (i) the repayment of debts and liabilities to the General Partner (whether in its capacity as a general partner or a Limited Partner), (ii) the holders of Partnership Common Units or other Partnership Junior Units, the Holders of Class A Preferred Units shall be entitled to receive One Thousand Dollars ($1,000) per Class A Preferred Unit (the "Liquidation Preference") plus an amount equal to all distributions (whether or not earned or declared and including without limitation the initial distribution contemplated by Section 3(a) hereof) accrued and unpaid thereon to the date of final distribution to such Holder; but such Holders of Class A Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Partnership, the assets of the Partnership, or proceeds thereof, distributable among the Holders of Class A Preferred Units shall be

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insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Partnership Parity Units, then such assets, or the proceeds thereof, shall be distributed among the Holders of such Class A Preferred Units and any such other Partnership Parity Units ratably in accordance with the respective amounts that would be payable on such Class A Preferred Units and any such other Partnership Parity Units if all amounts payable thereon were paid in full.

         (b) Subject to the rights of the Holders of any series or class or classes of Partnership Units ranking on a parity with or prior to the Class A Preferred Units upon liquidation, dissolution or winding up, and subject to the terms of this Partnership Unit Designation, upon any such liquidation, dissolution or winding up of the Partnership, after payment shall have been made in full to the Holders of the Class A Preferred Units, as provided in this
Section 4, any series or class or classes of Partnership Common Units or other Partnership Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Class A Preferred Units shall not be entitled to share therein.

         Section 5. No Conversion Rights. Holders of Class A Preferred Unit shall not have the right to convert any portion of such units into Partnership Common Units, Common Shares or any other securities.

         Section 6. No Redemption Right. The Class A Preferred Units shall not be redeemable either at the election of the Holder or the Partnership, except that the Partnership may retire the Class A Preferred Units following their reacquisition pursuant to Section 5.3 of the Purchase Agreement.

         Section 7. Ranking. Any class or series of Units shall be deemed to rank:

                  (a) senior to the Class A Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if the holders of such Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the Holders of Class A Preferred Units ("Partnership Senior Units");

                  (b) on a parity with the Class A Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Unit thereof are different from those of the Class A Preferred Units, if the holders of such class or series of Units and the Class A Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Unit or liquidation preferences, without preference or priority one over the other ("Partnership Parity Units"); and

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                  (c) junior to the Class A Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if they are Partnership Common Units or the Holders of Class A Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the Holders of Partnership Units of such class or series, and such class or series shall not in either case rank prior to the Class A Preferred Units ("Partnership Junior Units").

         Section 8. Voting.

                  (a) Except as otherwise set forth herein or in the Partnership Agreement, the Class A Preferred Units shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the Holders thereof shall not be required for the taking of any partnership action. Notwithstanding anything to the contrary contained in the Partnership Agreement, this Partnership Unit Designation shall not be amended without the consent of 66-2/3% of the votes entitled to be cast by the Holders of Class A Preferred Units at the time outstanding.

                  (b) For any matter requiring a vote of the Holders of the Class A Preferred Units, each Class A Preferred Unit shall have one vote per share, except that when any other series of Partnership Preferred Units shall have the right to vote with the Class A Preferred Units as a single class on any matter, then the Class A Preferred Units and such other series shall have with respect to such matters one vote per $1,000 of stated liquidation preference.

         Section 9. Record Holders. The General Partner may deem and treat the record holder (the "Holder") of any Class A Preferred Units as the true and lawful owner thereof for all purposes, and the General Partner shall not be affected by any notice to the contrary.

         Section 10. Negative Covenants. So long as any Class A Preferred Units remain outstanding, none of Parent, the General Partner or the Partnership shall, without the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Holders of Class A Preferred Units at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose (an "Affirmative Vote"):

                  (a) Limitation on Issuing Preferred Equity. Issue any Capital Interests in the Partnership constituting either Partnership Senior Units or Partnership Parity Units.

                  (b) Limitation on Fundamental Changes. Consolidate or merge with any other Person, sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all its properties and assets as an entirety in one transaction or a series of transactions to any Person, in any case other than a Permitted Merger (any such transaction, a "Fundamental Change"), except that Parent may make a Fundamental Change if (x) either (i) Parent shall be the continuing corporation or (ii) such Person shall

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be a corporation, partnership or trust organized and validly existing under the laws of the United States or any State thereof or the District of Columbia, (y) such transaction shall not cause a Material Event to exist and (z) such transaction is not reasonably likely to adversely affect the tax position of the Holders of the Class A Preferred Units.

                  (c) Limitation on Modifications of Agreements. Amend, supplement, terminate, waive or otherwise modify this Partnership Unit Designation or amend, supplement, terminate, waive or otherwise modify in any material respect the provisions of the Governing Documents of Parent, the General Partner or the Partnership (1) if such action would cause a Material Event to exist or (2) if such amendment or other action directly and materially adversely affects the voting powers, transferability, economic rights, limitations on liability, tax position or preferences, or increase the obligations, of the Holders of the Class A Preferred Units; provided, however, that (i) the amendment of the provisions of the Partnership Agreement so as to authorize or create, or to increase the authorized amount of, any Partnership Junior Units shall not be deemed to adversely affect the voting powers, transferability, economic rights, limitations on liability, tax position or preferences, or increase the obligations, of the Holders of Class A Preferred Units and (ii) any filing with the Secretary of State of the Sate of Delaware by Parent in connection with a merger, consolidation or sale of all or substantially all of the assets of Parent (subject to the limitations contained in paragraph (b) of this Section 10 hereof and compliance with the other provisions of this Partnership Unit Designation) which do not alter the terms of this Partnership Unit Designation shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Governing Documents of the Parent.

                  (d) No Other Assets Owned by General Partner. Allow the General Partner to own any assets other than the Partnership Common Units or preferred units of the Partnership, or allow the General Partner to sell, transfer, pledge or otherwise encumber the Partnership Common Units or preferred units of the Partnership owned by the General Partner.

                  (e) Liquidation of General Partner. Allow Parent or the General Partner to liquidate, dissolve or wind up at any time other than if the Partnership is simultaneously liquidating, dissolving and winding up.

                  (f) Investment Company Act. Make or restructure any Investment which would result in any of Parent, the General Partner or the Partnership being an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (g) REOC Status. Allow the Partnership to lose its status as an "operating company" under U. S. Department of Labor Regulation Section 2510.3-101, 29 C.F.R.ss.2550.3-101.

                  (h) Non-Publicly Traded Partnership. Take any action which results in the Partnership becoming a "publicly traded partnership" for purposes of Section 7704 of the Code.

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         Section 11. Notices and Reporting.

                  (a) The Partnership shall deliver to the Holders of the Class A Preferred Units all reports and statements required to be delivered under
Section 9.3 of the Partnership Agreement.

                  (b) The Partnership shall promptly give notice to the Holders of the Class A Preferred Units of the occurrence of any Unmatured Material Event or a Material Event.

                  (c) Officer's Certificate. Each notice pursuant to Section 11(b) shall be accompanied by a statement of an officer of the General Partner setting forth details of the occurrence referred to therein and stating what action Parent, the Partnership or the General Partner, as applicable, proposes to take with respect thereto.

         Section 12. Material Events. If any of the following events shall occur and be continuing:

                  (a) If any quarterly distributions payable on the Class A Preferred Stock shall not be paid in full when due, whether or not earned or declared (a "Distribution Nonpayment Event");

                  (b) Parent, the General Partner or the Partnership shall fail to observe or perform of any other agreement contained in this Partnership Unit Designation, and such failure shall continue unremedied for a period of 30 days after notice from any Holders of Class A Preferred Units; or

                  (c) The General Partner ceases to be the sole general partner of the Partnership, other than pursuant to a Permitted Merger,

then, and in any such event, the then applicable Distribution Rate shall be increased by 2.5% per annum for the period during which such Material Event continues (which increased rate shall also be payable on accumulated and unpaid distributions); provided, that, during the continuance of a Distribution Nonpayment Event, the Distribution Rate shall be adjusted to reflect compounding through the date on which the distribution to which such Distribution Nonpayment Event relates is paid, with the compounding to be calculated as if the Liquidation Preference had been increased by the amount of such distribution as of the date on which such Distribution Nonpayment Event occurred (or, if such distribution shall remain unpaid through successive Distribution Periods, on such successive Distribution Dates) and with any distribution that is made after its required Distribution Date being deemed to be in respect of the earliest Dividend Date for which distributions shall not have been paid in full.

         Section 13. Parent and General Partner Limitations.

                  (a) So long as any Class A Preferred Units are outstanding, no distributions (other than distributions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section

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856(a) of the Code or that are paid solely in Common Shares of, or options, warrants or rights to subscribe for or purchase Common Shares) shall be authorized and declared or paid or set apart for payment or other distribution or dividend authorized or made upon Common Shares, nor shall any Common Shares be redeemed, purchased or otherwise acquired (other than redemptions, purchases or other acquisitions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in Common Shares of, or options, warrants or rights to subscribe for or purchase Common Shares), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such Common Shares) by Parent (other than payments in order to enable Parent to pay organizational, accounting, legal, administrative and reporting expenses and other fees and expenses in connection with the operations of Parent as a public company and as a real estate investment trust within the meaning of section 856(a) of the Code), unless in each case (i) the full cumulative distributions on all outstanding Class A Preferred Units and any other Partnership Parity Units shall have been paid or set apart for payment for all past Distribution Periods with respect to the Class A Preferred Units and all past distribution periods with respect to such Partnership Parity Units and (ii) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Class A Preferred Units and any Partnership Parity Units.

                  (b) In the event of any liquidation, dissolution or winding up of Parent or the General Partner, whether voluntary or involuntary, before any payment or distribution of the assets of Parent or the General Partner (whether capital or surplus) shall be made to or set apart for the holders of Common Shares, the Holders of Class A Preferred Units shall be entitled to receive the Liquidation Preference plus an amount equal to all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such shareholder. If, upon any such liquidation, dissolution or winding up of Parent or the General Partner, the assets of Parent or the General Partner, or proceeds thereof, distributable among the Holders of Class A Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Partnership Parity Units, then such assets, or the proceeds thereof, shall be distributed among the Holders of such Class A Preferred Units and any such other Partnership Parity Units ratably in accordance with the respective amounts that would be payable on such Class A Preferred Units and any such other Partnership Parity Units if all amounts payable thereon were paid in full.

         Section 14. REIT Qualification. No provision in this Partnership Units Designation shall be construed or interpreted in a manner that would adversely affect the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code.

         SECOND: This Partnership Unit Designation has been approved by the General Partner, both in its individual capacity and in its capacity as General Partner of the Partnership.

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         THIRD: The undersigned acknowledges that this Partnership Unit
Designation to be the corporate act of the General Partner, as general partner of the Partnership and in its individual capacity and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury. Each of Parent and the General Partner, in its individual capacity, is executing and delivering this Partnership Unit Designation to confirm each of its covenants and other obligations hereunder (including, without limitation, under Section 13 hereof) and its agreement to be personally bound hereby.

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         IN WITNESS WHEREOF, each of Parent and the General Partner has executed this Partnership Unit Designation in its individual capacity and the General Partner has executed this Partnership Unit Designation in its capacity as the sole General Partner of the Partnership on this 14th day of February, 2002.

                                         SHELBOURNE PROPERTIES I GP, LLC,
                                         INDIVIDUALLY AND AS GENERAL PARTNER

                                         By: SHELBOURNE PROPERTIES I, INC., AS
                                         SOLE MEMBER

                                         By: /s/ Michael T. Bebon
                                             ---------------------------------
                                         Name:   Michael T. Bebon
                                         Title:

                                         SHELBOURNE PROPERTIES I, INC.,
                                         INDIVIDUALLY


                                         By: /s/ Michael T. Bebon
                                             ---------------------------------
                                         Name:   Michael T. Bebon
                                         Title: